MSECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                       November 7, 2005 (October 31, 2005


                              RUBY MINING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          Colorado                      0-7501                  83-0214117
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(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)

              3318 Hwy 5, No. 504; Douglasville, Georgia 30135-2308
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                    (Address of principal executive offices)

                                  404-348-4728
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              (Registrant's telephone number, including area code)

                     125 Valleyside Drive, Dallas, GA 30157
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12).

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION AND

ITEM 8.01 OTHER EVENTS

On November 3, 2005 Ruby Mining Company,conducting operations through its subsidiary, Admiralty Corporation (Admiralty) announced today the results of elections at its annual meeting of shareholders held in Savannah, Georgia on October 31, 2005.

Of the 55,592,190 shares outstanding, 80.20% were voted, either in person or by proxy.

Elected to three year terms on Ruby Mining Company's Board of Directors were G. Howard Collingwood, Murray D. Bradley, Jr., William Boone, Marc Geriene, and Marc Wallace.

The proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 350,000,000 shares and to authorize 50,000,000 shares of "Blank Check" preferred stock was approved. 30,206,458 voted for; 1,555,173 voted against; 301,030 abstained; and 12,524,747 did not vote for the proposal.

The 2002 Employee Stock Option Plan was amended to make available an additional 5,000,000 shares of common stock under the 2002 Stock Option Plan. 29,423,881 voted for; 2,117,928 voted against; 122,632 abstained; and 12,524,747 did not vote.

The terms of the amendment to the Company's Articles of Incorporation to change the name from Ruby Mining Company to Admiralty Holding Company were approved. 43,427,980 voted for; 727,019 voted against; and 34,189 abstained.

Cherry, Bekeart & Holland was appointed independent auditors of the company for 2005. 43,839,347 voted for; 700,966 voted against; and 47,075 abstained.

A shareholder proposal requesting that the name of the Company be corrected to Admiralty Holding Company was approved. 43,360,515 voted for; 1,175,937 voted against; and 50,936 abstained.

Ruby Mining Company expects the name change to take place within a week and a new symbol will be assigned by the OTCBB. The Company will issue a news release when it occurs and will post the changes on the website.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               RUBY MINING COMPANY
                                               (Registrant)


Dated: November 7, 2005                        By    /s/  Murray D. Bradley, Jr
                                                    ----------------------------
                                                    Murray D. Bradley, Jr.
                                                    Chief Financial Officer